FIRST AMENDMENT TO LEASE

(796-800 Hartford Turnpike, Shrewsbury, Massachusetts)

           THIS FIRST AMENDMENT TO LEASE (this "Amendment") is made the 21st day of April, 2000, by and between FRANCIS P. RICH and CATHERINE L. RICH, whose address is Three Parsons Avenue, Saugus, Massachusetts 01906 (together, "Landlord") and NATIONSRENT USA, INC., a Delaware corporation, the successor in interest to Logan Equipment Corporation, the address of which is 450 East Las Olas Boulevard, Suite 1400, Fort Lauderdale, Florida 33301 ("Tenant").

R E C I T A L S:

           Landlord and Tenant's predecessor in interest entered into a lease dated as of March 1, 1998 (the "Lease") for premises located at 796-800 Hartford Turnpike, Shrewsbury, Massachusetts, as more particularly described in the Lease (the "Premises"). The Lease provided for an initial term commencing on March 1, 1998 and continuing through February 28, 2003. At this time, the parties desire to extend the initial term of the Lease so that it continues through February 28, 2015. Accordingly, Landlord and Tenant desire to amend the Lease to set forth their agreement with respect to the foregoing.

           NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

           1.       Paragraph 2 of the Lease pertaining to the term is hereby amended and restated in its entirety as follows:

2. Term. TO HAVE AND TO HOLD the demised premises unto said Lessee for a term of seventeen (17) years commencing March 1, 1998, to and including February 28, 2015.

           2.       The parties acknowledge that the Lease is in full force and effect and that, to the best of each party's knowledge, there are no defaults thereunder nor does any state of facts exist which, with the passage of time or the giving of notice, or both, would constitute a default by either party under the Lease. Each party represents, to the best of its knowledge, that there is no defense, counterclaim, offset or other claim presently existing or arising out of the Lease.

           3.       Landlord and Tenant each warrant to the other that no broker or agent has been employed with respect to this Amendment and each agrees to indemnify and hold the other harmless from any claims by any broker or agent claiming compensation in respect of this Amendment alleging an agreement by Landlord or Tenant, as the case may be.

           4.       The Lease, as modified by this Amendment, supersedes any and all other agreements regarding the Lease, either oral or in writing, and contains all of the covenants and agreements between the parties with respect to the Premises. Each party to this Amendment acknowledges and agrees that no representations, inducements, promises or statements, written, oral or implied, have been made by any party or anyone acting on behalf of any party which are not embodied herein or in the Lease.

           5.       The Lease is hereby amended to effectuate the intent of this Amendment. In the event of any conflict between the terms of the Lease and this Amendment, the terms of this Amendment shall prevail and control in the interpretation, operation and effect thereof. Except as modified by this Amendment, the Lease is unmodified.

           IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

WITNESSES:	TENANT:

PRINT NAME: Eileen Margulies PRINT NAME: Cynthia Jones	NATIONSRENT USA, INC., a Delaware corporation By: Name: Jorge L. Martin Title: Vice President

STATE OF FLORIDA COUNTY OF BROWARD	) ) )	ss:

           The foregoing instrument was acknowledged before me this 21 day of April, 2000 by Jorge L. Martin as Vice President of NATIONSRENT USA, INC., a Delaware corporation, on behalf of said corporation. He is personally known to me or has produced ______________________ (type of identification) as identification.

NOTARY PUBLIC Print Name: Commission No. My Commission Expires:

WITNESSES:	LANDLORD:

PRINT NAME: Rose A. Richards PRINT NAME:	FRANCIS P. RICH

PRINT NAME: PRINT NAME:	CATHERINE L. RICH

STATE OF MASS COUNTY OF WORCESTER	) ) )	ss:

           The foregoing instrument was acknowledged before me this 12 day of April, 2000 by FRANCIS P. RICH. He is personally known to me or has produced a driver's license as identification.

NOTARY PUBLIC Print Name: Commission No. My Commission Expires:

STATE OF MASS COUNTY OF WORCESTER	) ) )	ss:

           The foregoing instrument was acknowledged before me this 12 day of April, 2000 by CATHERINE L. RICH. She is personally known to me or has produced a driver's license as identification.

NOTARY PUBLIC Print Name: Commission No. My Commission Expires: